UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	January 1, 2012 — June 30, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|12

Semiannual report

Putnam VT
High Yield Fund

Putnam Investments

Message from the Trustees

Dear Shareholder:

Stock markets around the world continue to exhibit volatility due to Europe’s unresolved sovereign debt crisis, China’s decelerating economy, and slower-than-expected economic growth in the United States.

At the end of June, however, the European summit in Brussels offered evidence that policymakers were taking positive steps toward resolving the eurozone’s debt crisis. Although a lasting resolution remains to be seen, investors were heartened by the European developments, and the rally that came on the final day of the month pushed stocks to their best June in more than a decade. This performance followed a sharp market sell-off in May.

Putnam’s fundamental, bottom-up investment approach is well suited to uncovering opportunities in today’s volatile market environment, while seeking to guard against downside risk. In this climate, it is also important to rely on the expertise of your financial advisor, who can help you maintain a long-term focus and balanced investment approach.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Performance summary (as of 6/30/12)

Investment objective

High current income, with a secondary objective of capital growth when consistent with achieving high current income

Net asset value June 30, 2012

Class IA: $6.55	Class IB: $6.51

Total return at net asset value

			JPMorgan Developed
(as of 6/30/12)	Class IA shares*	Class IB shares†	High Yield Index‡

6 months	7.48%	7.43%	7.33%

1 year	4.94	4.87	8.43

5 years	38.70	37.30	51.45
Annualized	6.76	6.55	8.66

10 years	137.48	131.71	160.36
Annualized	9.03	8.77	10.04

Life	543.08	515.42	—
Annualized	7.92	7.73	—

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

‡ The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class IA shares.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Credit quality

Baa	3.4%

Ba	21.9%

B	46.8%

Caa or below	22.4%

Not rated	2.3%

Net cash	3.2%

Portfolio holdings and allocations may vary over time. Allocations are represented as a percentage of net assets as of 6/30/12. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Allocations may not total 100% of net assets because the table includes the notional value of derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities.

Credit qualities are shown as a percentage of net assets as of 6/30/12. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the net cash category. Cash is also shown in the net cash category. The fund itself has not been rated by an independent rating agency.

Putnam VT High Yield Fund 1

Report from your fund’s manager

What was the market environment for high-yield bonds during the six months ended June 30, 2012?

Thanks to positive corporate fundamentals, robust demand from investors seeking income, and low default rates that, in our view, are unlikely to significantly rise in the near term, high-yield bonds led most fixed-income market sectors for the period. High-yield bonds also outperformed the broad equity market, as measured by the S&P 500 Index. Shortly before the period began, following several months of significant volatility, improving U.S. economic data encouraged investors to shift from a risk-averse posture to one that was more welcoming of market risk. In December, investor sentiment received a further boost when the European Central Bank introduced its Long-Term Refinancing Operation [LTRO]. LTRO provided much-needed stability to global credit markets by substantially improving liquidity and reducing short-term funding risk for European banks. Fueled by these developments, high-yield bonds rallied strongly from December through February. During the period’s second half, disappointing U.S. economic data, concern about slowing global economic growth, and renewed fear about the eurozone debt crisis prompted investors to reduce risk and shift back toward more-defensive asset classes and market sectors. As a result, after posting moderately positive returns in March and April, high-yield bonds, as well as other riskier asset categories, sold off in May. The portfolio and the asset class broadly finished the period in positive territory nonetheless.

Which holdings helped performance?

Wireless carrier Sprint Nextel was among the top contributors, as the company posted better-than-expected first-quarter 2012 results on stronger wireless margins resulting from lower expenses and reduced roaming costs. In addition, the firm added more than one million subscribers to its network. Hospitality and gaming company MTR Gaming Group also contributed to performance. MTR’s securities received a boost when the Ohio Gaming Commission licensed the firm to operate video lottery terminals at its Scioto Downs racetrack in Columbus, Ohio, which opened on June 1, 2012. Our position in automotive finance provider Ally Financial also proved beneficial, as investors became more confident in the firm’s ability to extricate itself from mortgage liabilities at its ResCap subsidiary.

Which investments did not perform as well?

Dallas-based utility Energy Future Holdings detracted from performance due to declining natural gas prices and investor concern about the company’s liquidity position. The firm initiated a series of asset sales in an effort to reduce debt and shore up its liquidity. NII Holdings, which provides mobile communications for business customers in Latin America under the Nextel brand, was a disappointment. The firm missed revenue and earnings expectations due to lower-than-forecast average revenue per user and margin pressure from its expansion and rebranding initiative.

What is your outlook for the high-yield market over the coming months?

We evaluate the high-yield market by looking at three key factors: fundamentals, valuation, and “technicals,” or the balance of supply and demand. As of now, we are neutral on all three. Looking first at fundamentals, it seems likely that global economic growth is slowing, as evidenced by recent data in the United States and China. Corporate earnings for the first quarter of 2012 were generally strong, although the trend there also appears weak. Housing starts and automotive sales suggest that the U.S. economy may continue to produce positive, albeit slow, growth. The yield advantage that high-yield bonds offered versus Treasuries modestly compressed during the period, but remained at a healthy level of more than 6% at period-end.

Despite the fact that we think high-yield defaults are likely to remain low, we believe the current level of yield spreads is justified, given global macroeconomic risks. All told, barring another extreme financial crisis, we believe high-yield bond valuations are still attractive. As for market technicals, while overall demand for high-yield bonds remains intact, retail fund flows recently turned negative, particularly among exchange-traded funds [ETFs], reversing the strong inflows that occurred during the fourth quarter of 2011 and the first quarter of 2012. New issuance has cooled, with most new issues resulting from refinancing, as corporations sought to lock in attractive long-term rates. High-yield market liquidity, or ease of trading, has diminished, partly due to new regulations designed to limit risk in financial institutions, and the end result has been reduced price stability.

Given this outlook, how have you positioned the fund?

The amount of refinancing that has occurred during the past two years has extended the maturity profile of many high-yield issuers, which helped to reduce their current debt load. As a result, we believe the prospects for the default rate to remain below the historical average for some time are quite good. That said, given the continuing uncertainty surrounding potential macroeconomic, U.S. fiscal policy, and geopolitical developments, we have modestly reduced the fund’s overall market risk by, among other measures, moderately increasing cash. Holding a cash cushion may also help the fund should marketplace liquidity remain constrained.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of

2 Putnam VT High Yield Fund

bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. The prices of bonds may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. Current and future portfolio holdings are subject to risk.

Your fund’s managers

Portfolio Manager Paul D. Scanlon is Co-Head of Fixed Income at Putnam. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman P. Boucher and Robert L. Salvin.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT High Yield Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2012, to June 30, 2012. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/12		for the 6 months ended 6/30/12

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$3.87	$5.16	$3.77	$5.02

Ending value
(after expenses)	$1,074.80	$1,074.30	$1,021.13	$1,019.89

Annualized
expense ratio	0.75%	1.00%	0.75%	1.00%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/12. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

4 Putnam VT High Yield Fund

The fund’s portfolio 6/30/12 (Unaudited)

CORPORATE BONDS AND NOTES (84.5%)*		Principal amount	Value

Advertising and marketing services (0.5%)
Affinion Group, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2018		$960,000	$818,400

Affinion Group, Inc. company guaranty sr. unsec.
sub. notes 11 1/2s, 2015		795,000	677,738

Lamar Media Corp. company
guaranty sr. sub. notes 7 7/8s, 2018		115,000	126,500

Lamar Media Corp. 144A sr. sub. notes 5 7/8s, 2022		390,000	399,750

			2,022,388
Automotive (1.8%)
Chrysler Group, LLC/CG Co-Issuer, Inc. company
guaranty notes 8 1/4s, 2021		625,000	642,188

Ford Motor Credit Co., LLC sr. unsec.
notes 8 1/8s, 2020		315,000	384,553

Ford Motor Credit Co., LLC sr. unsec.
unsub. notes 5 7/8s, 2021		1,575,000	1,748,624

Ford Motor Credit Co., LLC sr. unsec.
unsub. notes 5 3/4s, 2021		230,000	252,655

General Motors Escrow notes 8 1/4s, 2023		820,000	12,300

Motors Liquidation Co. (Escrow) notes 8 3/8s, 2033		765,000	11,475

Navistar International Corp. sr. notes 8 1/4s, 2021		1,631,000	1,565,750

Schaeffler Finance BV sr. sec. notes Ser. REGS,
8 3/4s, 2019 (Germany)	EUR	130,000	172,755

Schaeffler Finance BV 144A company
guaranty sr. notes 8 1/2s, 2019 (Germany)		$1,030,000	1,091,800

Schaeffler Finance BV 144A company
guaranty sr. notes 7 3/4s, 2017 (Germany)		260,000	271,700

TRW Automotive, Inc. company guaranty sr.
unsec. unsub. notes Ser. REGS, 6 3/8s, 2014	EUR	450,000	597,368

TRW Automotive, Inc. 144A company
guaranty sr. notes 7 1/4s, 2017		$70,000	79,975

			6,831,143
Basic materials (5.9%)
Ardagh Glass Finance PLC sr. unsub. notes
Ser. REGS, 9 1/4s, 2016 (Ireland)	EUR	90,000	123,849

Atkore International, Inc. company
guaranty sr. notes 9 7/8s, 2018		$1,205,000	1,168,840

Celanese US Holdings, LLC sr. notes 5 7/8s,
2021 (Germany)		1,145,000	1,228,003

Cemex Finance, LLC 144A company
guaranty sr. bonds 9 1/2s, 2016		325,000	316,875

Compass Minerals International, Inc. company
guaranty sr. unsec. notes 8s, 2019		845,000	905,206

Edgen Murray Corp. company
guaranty sr. notes 12 1/4s, 2015		330,000	328,350

FMG Resources August 2006 Pty, Ltd.
144A company guaranty sr. unsec. notes
6 3/8s, 2016 (Australia)		345,000	349,313

FMG Resources August 2006 Pty, Ltd. 144A
sr. notes 8 1/4s, 2019 (Australia)		470,000	498,200

FMG Resources August 2006 Pty, Ltd. 144A
sr. notes 6 7/8s, 2018 (Australia)		830,000	833,059

FMG Resources August 2006 Pty, Ltd. 144A
sr. unsec. notes 6 7/8s, 2022 (Australia)		420,000	420,459

Hexion U.S. Finance Corp./Hexion Nova Scotia
Finance, ULC company guaranty notes 9s, 2020		190,000	163,875

Hexion U.S. Finance Corp./Hexion Nova Scotia
Finance, ULC company guaranty sr. notes
8 7/8s, 2018		575,000	586,500

CORPORATE BONDS AND NOTES (84.5%)* cont.		Principal amount	Value

Basic materials cont.
Hexion U.S. Finance Corp./Hexion Nova Scotia
Finance, ULC company guaranty sr. notes FRN
4.967s, 2014		$280,000	$258,300

Hexion U.S. Finance Corp./Hexion Nove Scotia
Finance, ULC company guaranty sr. notes
6 5/8s, 2020		35,000	35,875

Huntsman International, LLC company
guaranty sr. unsec. sub. notes 8 5/8s, 2021		645,000	727,238

Huntsman International, LLC company
guaranty sr. unsec. sub. notes 8 5/8s, 2020		515,000	578,088

INEOS Finance PLC 144A company
guaranty sr. notes 9s, 2015 (United Kingdom)		225,000	237,375

INEOS Finance PLC 144A company
guaranty sr. notes 8 3/8s, 2019 (United Kingdom)		255,000	263,925

INEOS Finance PLC 144A company
guaranty sr. notes 7 1/2s, 2020 (United Kingdom)		165,000	165,825

INEOS Group Holdings, Ltd. company
guaranty sr. unsec. notes Ser. REGS, 7 7/8s,
2016 (United Kingdom)	EUR	655,000	707,932

JM Huber Corp. 144A sr. unsec. notes
9 7/8s, 2019		$840,000	903,000

Louisiana-Pacific Corp. 144A sr. unsec.
notes 7 1/2s, 2020		360,000	377,100

LyondellBasell Industries NV 144A company
guaranty sr. notes 6s, 2021 (Netherlands)		1,075,000	1,179,803

LyondellBasell Industries NV 144A sr. unsec.
notes 5 3/4s, 2024 (Netherlands)		880,000	941,600

LyondellBasell Industries NV 144A sr. unsec.
notes 5s, 2019 (Netherlands)		1,585,000	1,662,269

Momentive Performance Materials, Inc.
company guaranty notes 9 1/2s, 2021	EUR	220,000	195,480

Momentive Performance Materials, Inc. notes
9s, 2021		$445,000	337,088

Momentive Performance Materials, Inc. 144A
company guaranty sr. notes 10s, 2020		205,000	205,513

New Gold, Inc. 144A company guaranty sr.
unsec. unsub. notes 7s, 2020 (Canada)		420,000	432,600

Novelis, Inc. company guaranty sr. unsec.
notes 8 3/4s, 2020		425,000	457,938

Novelis, Inc. company guaranty sr. unsec.
notes 7 1/4s, 2015		830,000	819,625

Old All, Inc. company guaranty sr. unsec.
notes 9s, 2014 (In default) † F		1,320,000	1

PE Paper Escrow GmbH sr. notes Ser. REGS,
11 3/4s, 2014 (Austria)	EUR	240,000	323,270

Roofing Supply Group, LLC/Roofing Supply
Finance, Inc. 144A company guaranty sr. unsec.
notes 10s, 2020		$160,000	167,200

Smurfit Kappa Acquisition company
guaranty sr. bonds 7 1/4s, 2017 (Ireland)	EUR	50,000	66,700

Smurfit Kappa Funding PLC sr. unsec.
sub. notes 7 3/4s, 2015 (Ireland)		$560,000	565,600

Smurfit Kappa Treasury company guaranty
sr. unsec. unsub. debs 7 1/2s, 2025 (Ireland)		240,000	240,000

Solutia, Inc. company guaranty sr. unsec.
notes 8 3/4s, 2017		25,000	28,094

Solutia, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2020		1,370,000	1,596,050

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2015		225,000	228,375

Steel Dynamics, Inc. sr. unsec.
unsub. notes 7 3/4s, 2016		460,000	474,950

Putnam VT High Yield Fund 5

CORPORATE BONDS AND NOTES (84.5%)* cont.	Principal amount	Value

Basic materials cont.
Taminco Global Chemical Corp. 144A
sr. notes 9 3/4s, 2020	$645,000	$662,738

TPC Group, LLC company guaranty sr. notes
8 1/4s, 2017	735,000	777,263

Verso Paper Holdings, LLC/Verso Paper, Inc.
company guaranty sr. notes 8 3/4s, 2019	505,000	199,475

Verso Paper Holdings, LLC/Verso Paper, Inc. 144A
company guaranty sr. notes 11 3/4s, 2019	65,000	49,400

		22,788,219
Broadcasting (2.2%)
Clear Channel Communications, Inc. company
guaranty sr. notes 9s, 2021	440,000	382,800

Clear Channel Communications, Inc. sr. unsec.
notes 5 1/2s, 2014	385,000	329,175

Clear Channel Worldwide Holdings, Inc.
company guaranty sr. unsec. unsub. notes Ser. B,
9 1/4s, 2017	500,000	545,000

Clear Channel Worldwide Holdings, Inc. 144A
company guaranty sr. sub. notes 7 5/8s, 2020	400,000	391,000

Cumulus Media Holdings, Inc. company
guaranty sr. unsec. unsub. notes 7 3/4s, 2019	895,000	843,538

DISH DBS Corp. company guaranty sr. unsec.
notes 7 7/8s, 2019	625,000	720,313

DISH DBS Corp. company guaranty sr. unsec.
notes 6 3/4s, 2021	1,075,000	1,161,000

Entercom Radio, LLC company guaranty sr. unsec.
sub. notes 10 1/2s, 2019	735,000	790,125

Gray Television, Inc. company
guaranty sr. notes 10 1/2s, 2015	805,000	837,200

Nexstar Broadcasting, Inc./Mission
Broadcasting, Inc. company
guaranty sr. notes 8 7/8s, 2017	735,000	776,344

Univision Communications, Inc. 144A company
guaranty sr. unsec. notes 8 1/2s, 2021	525,000	528,938

Univision Communications, Inc. 144A
sr. notes 7 7/8s, 2020	5,000	5,350

XM Satellite Radio, Inc. 144A company
guaranty sr. unsec. notes 13s, 2013	285,000	317,775

XM Satellite Radio, Inc. 144A sr. unsec.
notes 7 5/8s, 2018	755,000	811,625

		8,440,183
Building materials (1.5%)
Building Materials Corp. 144A company
guaranty sr. notes 7 1/2s, 2020	150,000	159,750

Building Materials Corp. 144A sr. notes 7s, 2020	700,000	754,250

Building Materials Corp. 144A sr. notes
6 7/8s, 2018	330,000	350,625

Building Materials Corp. 144A sr. notes
6 3/4s, 2021	290,000	310,300

Jeld-Wen Escrow Corp. 144A sr. notes 12 1/4s, 2017	965,000	1,085,625

Masonite International Corp., 144A company
guaranty sr. notes 8 1/4s, 2021 (Canada)	825,000	849,750

Nortek, Inc. company guaranty sr. unsec.
notes 10s, 2018	930,000	976,500

Owens Corning company guaranty sr. unsec.
notes 9s, 2019	1,070,000	1,332,150

		5,818,950
Cable television (2.3%)
Adelphia Communications Corp. escrow
bonds zero %, 2012	80,000	600

Adelphia Communications Corp. escrow
bonds zero %, 2012	130,000	975

CORPORATE BONDS AND NOTES (84.5%)* cont.	Principal amount		Value

Cable television cont.
Adelphia Communications Corp. escrow
bonds zero %, 2012		$290,000	$2,175

Adelphia Communications Corp. escrow
bonds zero %, 2012		755,000	5,663

AMC Networks, Inc. 144A company
guaranty sr. unsec. notes 7 3/4s, 2021		180,000	198,450

Bresnan Broadband Holdings, LLC 144A company
guaranty sr. unsec. unsub. notes 8s, 2018		475,000	494,000

Cablevision Systems Corp. sr. unsec.
unsub. notes 8 5/8s, 2017		1,060,000	1,181,900

Cablevision Systems Corp. sr. unsec.
unsub. notes 8s, 2020		250,000	270,000

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. notes 7 7/8s, 2018		955,000	1,038,563

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. notes 6 1/2s, 2021		635,000	677,863

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. unsub. notes 7 3/8s,
2020		430,000	474,075

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. unsub. notes
6 5/8s, 2022		495,000	529,650

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsub. notes 7s, 2019		205,000	222,425

Cequel Communications Holdings I, LLC/Cequel
Capital Corp. 144A sr. notes 8 5/8s, 2017		810,000	872,775

CSC Holdings, LLC 144A sr. unsec.
unsub. notes 6 3/4s, 2021		450,000	479,250

Mediacom Broadband, LLC/Mediacom Broadband Corp.
sr. unsec. unsub. notes 8 1/2s, 2015		250,000	256,875

Mediacom, LLC/Mediacom Capital Corp. sr. unsec.
notes 9 1/8s, 2019		205,000	224,988

Mediacom, LLC/Mediacom Capital Corp. sr. unsec.
unsub. notes 7 1/4s, 2022		375,000	381,563

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW
GmbH 144A company guaranty sr. notes 7 1/2s,
2019 (Germany)		395,000	410,504

Videotron Ltee 144A sr. unsec. notes 5s, 2022
(Canada)		790,000	801,850

Virgin Media Finance PLC company guaranty
sr. notes Ser. 1, 9 1/2s, 2016 (United Kingdom)		114,000	127,110

Virgin Media Finance PLC company guaranty
sr. unsec. unsub. notes 5 1/4s, 2022 (United Kingdom)		280,000	287,245

			8,938,499
Capital goods (5.6%)
Altra Holdings, Inc. company
guaranty sr. notes 8 1/8s, 2016		1,045,000	1,122,069

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2019		1,290,000	1,367,400

ARD Finance SA sr. notes Ser. REGS, 11 1/8s,
2018 (Luxembourg) ‡‡	EUR	105,562	118,599

ARD Finance SA 144A sr. notes 11 1/8s, 2018
(Luxembourg) ‡‡		$257,273	239,264

Ardagh Packaging Finance PLC sr. notes
Ser. REGS, 7 3/8s, 2017 (Ireland)	EUR	585,000	773,868

Ardagh Packaging Finance PLC 144A company
guaranty sr. notes 7 3/8s, 2017 (Ireland)	EUR	250,000	330,713

Ball Corp. company guaranty sr. unsec. notes
5s, 2022		$140,000	145,600

BE Aerospace, Inc. sr. unsec.
unsub. notes 5 1/4s, 2022		235,000	240,875

6 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (84.5%)* cont.		Principal amount	Value

Capital goods cont.
Berry Plastics Corp. company
guaranty notes 9 1/2s, 2018		$575,000	$612,375

Berry Plastics Corp. company
guaranty unsub. notes 9 3/4s, 2021		300,000	326,250

Berry Plastics Holding Corp. company
guaranty sr. unsec. sub. notes 10 1/4s, 2016		300,000	309,000

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s,
2020 (Canada)		360,000	398,700

Briggs & Stratton Corp. company
guaranty sr. unsec. notes 6 7/8s, 2020		910,000	973,700

Consolidated Container Co. LLC/Consolidated
Container Capital, Inc. 144A company
guaranty sr. unsec notes 10 1/8s, 2020		365,000	373,213

Crown Euro Holdings SA 144A sr. notes
7 1/8s, 2018 (France)	EUR	200,000	272,915

Exide Technologies sr. notes 8 5/8s, 2018		$425,000	335,219

Kratos Defense & Security Solutions, Inc.
company guaranty sr. notes 10s, 2017		860,000	926,650

Legrand SA unsec. unsub. debs. 8 1/2s,
2025 (France)		1,605,000	2,049,081

Mueller Water Products, Inc. company
guaranty sr. unsec. unsub. notes 8 3/4s, 2020		94,000	104,340

Pittsburgh Glass Works, LLC 144A
sr. notes 8 1/2s, 2016		1,020,000	938,400

Polypore International, Inc. company
guaranty sr. unsec. notes 7 1/2s, 2017		725,000	769,406

Rexel SA 144A company guaranty sr. unsec.
unsub. notes 6 1/8s, 2019 (France)		845,000	836,780

Reynolds Group Issuer, Inc. 144A company
guaranty sr. notes 7 1/8s, 2019		395,000	413,763

Reynolds Group Issuer, Inc. 144A sr. unsec.
notes 9 7/8s, 2019		245,000	254,188

Reynolds Group Issuer, Inc. 144A sr. unsec.
notes 8 1/2s, 2021 (New Zealand)		240,000	228,000

Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC 144A company
guaranty sr. notes 7 3/4s, 2016		445,000	468,363

Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu 144A
sr. notes 7 7/8s, 2019		250,000	270,625

Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu 144A
sr. unsec. notes 9 7/8s, 2019		400,000	414,000

Ryerson Holding Corp. sr. disc. notes zero %,
2015		810,000	421,200

Ryerson, Inc. company guaranty sr. notes 12s,
2015		1,200,000	1,206,000

Tenneco, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2018		330,000	358,050

Tenneco, Inc. company
guaranty sr. unsub. notes 6 7/8s, 2020		500,000	540,000

Terex Corp. company guaranty sr. unsec.
notes 10 7/8s, 2016		365,000	409,256

Terex Corp. sr. unsec. sub. notes 8s, 2017		470,000	487,625

Thermadyne Holdings Corp. company
guaranty sr. notes 9s, 2017		1,260,000	1,288,350

Thermon Industries, Inc. company
guaranty sr. notes 9 1/2s, 2017		469,000	515,900

TransDigm, Inc. company guaranty unsec.
sub. notes 7 3/4s, 2018		950,000	1,042,625

			21,882,362

CORPORATE BONDS AND NOTES (84.5%)* cont.		Principal amount	Value

Coal (1.4%)
Alpha Natural Resources, Inc. company
guaranty sr. unsec. notes 6 1/4s, 2021		$230,000	$193,200

Alpha Natural Resources, Inc. company
guaranty sr. unsec. notes 6s, 2019		525,000	448,875

Arch Coal, Inc. company guaranty sr. unsec.
notes 7 1/4s, 2020		275,000	232,375

Arch Coal, Inc. company guaranty sr. unsec.
unsub. notes 7s, 2019		760,000	642,200

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2020		1,560,000	1,638,000

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8s, 2017		920,000	954,500

James River Coal Co. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2019		175,000	88,375

Peabody Energy Corp. company guaranty sr. unsec.
notes 7 3/8s, 2016		200,000	220,000

Peabody Energy Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2020		80,000	81,000

Peabody Energy Corp. 144A sr. unsec. notes 6s,
2018		770,000	766,150

			5,264,675
Commercial and consumer services (1.9%)
ARAMARK Holdings Corp. 144A sr. unsec.
notes 8 5/8s, 2016 ‡‡		335,000	342,960

Ashtead Capital, Inc. 144A company
guaranty sr. notes 6 1/2s, 2022		200,000	200,000

Compucom Systems, Inc. 144A
sr. sub. notes 12 1/2s, 2015		430,000	446,663

Interactive Data Corp. company
guaranty sr. unsec. notes 10 1/4s, 2018		1,256,000	1,397,300

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016		385,000	401,363

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016		645,000	685,313

Rural/Metro Corp. 144A sr. unsec. notes
10 1/8s, 2019		925,000	897,250

Rural/Metro Corp. 144A sr. unsec. notes
10 1/8s, 2019		270,000	259,200

Sabre Holdings Corp. sr. unsec.
unsub. notes 8.35s, 2016		1,245,000	1,176,525

Sabre, Inc. 144A sr. notes 8 1/2s, 2019		470,000	478,225

TransUnion Holding Co., Inc. 144A
sr. notes 9 5/8s, 2018 ‡‡		210,000	226,800

Travelport, LLC company guaranty sr. unsec.
sub. notes 11 7/8s, 2016		495,000	189,338

Travelport, LLC company guaranty sr. unsec.
unsub. notes 9 7/8s, 2014		25,000	18,281

Travelport, LLC 144A sr. notes 6.461s, 2016 ‡‡		661,000	505,665

Travelport, LLC/Travelport, Inc. company
guaranty sr. unsec. notes 9s, 2016		324,000	226,800

			7,451,683
Consumer (0.9%)
Jarden Corp. company guaranty sr. unsec.
notes 8s, 2016		360,000	392,400

Jarden Corp. company guaranty sr. unsec.
sub. notes Ser. 1, 7 1/2s, 2020	EUR	135,000	174,299

Scotts Miracle-Gro Co. (The) company
guaranty sr. unsec. unsub. notes 6 5/8s, 2020		$650,000	697,125

Spectrum Brands Holdings, Inc. Company
guaranty sr. notes 9 1/2s, 2018		485,000	548,050

Spectrum Brands Holdings, Inc. 144A company
guaranty sr. notes 9 1/2s, 2018		325,000	367,250

Putnam VT High Yield Fund 7

CORPORATE BONDS AND NOTES (84.5%)* cont.		Principal amount	Value

Consumer cont.
Spectrum Brands Holdings, Inc. 144A
sr. notes 6 3/4s, 2020		$615,000	$634,988

YCC Holdings, LLC/Yankee Finance, Inc. sr. unsec.
notes 10 1/4s, 2016 ‡‡		675,000	686,813

			3,500,925
Consumer staples (6.7%)
Avis Budget Car Rental, LLC company
guaranty sr. unsec. unsub. notes 9 3/4s, 2020		225,000	250,313

Avis Budget Car Rental, LLC company
guaranty sr. unsec. unsub. notes 9 5/8s, 2018		330,000	361,350

Avis Budget Car Rental, LLC company
guaranty sr. unsec. unsub. notes 7 3/4s, 2016		775,000	797,281

Avis Budget Car Rental, LLC 144A company
guaranty sr. unsec. unsub. notes 8 1/4s, 2019		195,000	209,138

Burger King Corp. company guaranty sr. unsec.
notes 9 7/8s, 2018		545,000	620,619

Carrols Restaurant Group, Inc. 144A company
guaranty sr. notes 11 1/4s, 2018		200,000	210,000

CKE Holdings, Inc. 144A sr. notes 10 1/2s, 2016 ‡‡		496,617	546,899

Claire’s Stores, Inc. company
guaranty sr. notes 8 7/8s, 2019		270,000	230,850

Claire’s Stores, Inc. 144A sr. notes 9s, 2019		635,000	642,144

Constellation Brands, Inc. company
guaranty sr. unsec. unsub. notes 7 1/4s, 2016		1,065,000	1,206,113

Constellation Brands, Inc. company
guaranty sr. unsec. unsub. notes 6s, 2022		335,000	360,125

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017		675,000	730,688

Dave & Buster’s, Inc. company guaranty sr. unsec.
unsub. notes 11s, 2018		900,000	981,000

Dean Foods Co. company guaranty sr. unsec.
unsub. notes 9 3/4s, 2018		450,000	501,750

Dean Foods Co. company guaranty sr. unsec.
unsub. notes 7s, 2016		660,000	701,250

Del Monte Corp. company guaranty sr. unsec.
notes 7 5/8s, 2019		400,000	415,000

DineEquity, Inc. company guaranty sr. unsec.
notes 9 1/2s, 2018		1,295,000	1,418,025

Dole Food Co. sr. notes 13 7/8s, 2014		226,000	255,663

Dole Food Co. 144A sr. notes 8s, 2016		195,000	203,531

Elizabeth Arden, Inc. sr. unsec.
unsub. notes 7 3/8s, 2021		760,000	834,100

Hertz Corp. (The) company guaranty sr. unsec.
notes 7 1/2s, 2018		295,000	316,388

Hertz Holdings Netherlands BV 144A
sr. bonds 8 1/2s, 2015 (Netherlands)	EUR	760,000	1,034,346

JBS USA, LLC/JBS USA Finance, Inc. company
guaranty sr. unsec. notes 11 5/8s, 2014		$340,000	386,750

JBS USA, LLC/JBS USA Finance, Inc. 144A
sr. unsec. notes 8 1/4s, 2020		250,000	243,125

JBS USA, LLC/JBS USA Finance, Inc. 144A
sr. unsec. notes 7 1/4s, 2021		890,000	827,700

Landry’s Acquisition Co. 144A sr. unsec.
notes 9 3/8s, 2020		430,000	436,450

Libbey Glass, Inc. 144A company
guaranty sr. notes 6 7/8s, 2020		425,000	436,688

Michael Foods, Inc. company guaranty sr. unsec.
notes 9 3/4s, 2018		375,000	411,563

Post Holdings, Inc. 144A sr. unsec. notes
7 3/8s, 2022		270,000	284,850

Prestige Brands, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2018		985,000	1,078,575

CORPORATE BONDS AND NOTES (84.5%)* cont.	Principal amount	Value

Consumer staples cont.
Revlon Consumer Products Corp. company
guaranty notes 9 3/4s, 2015	$570,000	$609,900

Rite Aid Corp. company
guaranty sr. notes 10 1/4s, 2019	295,000	331,875

Rite Aid Corp. company guaranty sr. notes
7 1/2s, 2017	410,000	418,200

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2017	1,240,000	1,267,900

Rite Aid Corp. company
guaranty sr. unsub. notes 8s, 2020	235,000	266,138

Rite Aid Corp. 144A sr. notes 9 1/4s, 2020	635,000	636,588

Service Corporation International sr. notes
7s, 2019	345,000	370,875

Smithfield Foods, Inc. company
guaranty sr. notes 10s, 2014	560,000	639,100

Stewart Enterprises, Inc. company
guaranty sr. unsec. notes 6 1/2s, 2019	620,000	638,600

UR Financing Escrow Corp. 144A sr. unsec.
notes 7 5/8s, 2022	320,000	335,200

UR Merger Sub Corp. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2019	1,205,000	1,337,550

Wendy’s Co. (The) company guaranty sr. unsec.
unsub. notes 10s, 2016	1,140,000	1,226,936

West Corp. company guaranty sr. unsec.
notes 8 5/8s, 2018	335,000	355,100

West Corp. company guaranty sr. unsec.
notes 7 7/8s, 2019	450,000	470,250

Wok Acquisition Corp. 144A sr. unsec.
notes 10 1/4s, 2020	190,000	194,275

		26,030,761
Distributors (0.2%)
HD Supply, Inc. 144A company
guaranty sr. notes 8 1/8s, 2019	520,000	561,600

		561,600
Energy (oil field) (0.9%)
FTS International Services, LLC/FTS International
Bonds, Inc. 144A company guaranty sr. unsec.
unsub. notes 8 1/8s, 2018	800,000	806,000

Key Energy Services, Inc. company guaranty unsec.
unsub. notes 6 3/4s, 2021	740,000	721,500

Key Energy Services, Inc. 144A company
guaranty sr. unsec. notes 6 3/4s, 2021	170,000	164,900

Offshore Group Investment, Ltd. company
guaranty sr. notes 11 1/2s, 2015 (Cayman Islands)	870,000	943,950

Offshore Group Investment, Ltd. 144A company
guaranty sr. notes 11 1/2s, 2015 (Cayman Islands)	535,000	580,475

Trinidad Drilling, Ltd. 144A sr. unsec.
notes 7 7/8s, 2019 (Canada)	155,000	164,688

		3,381,513
Entertainment (0.8%)
AMC Entertainment, Inc. company
guaranty sr. sub. notes 9 3/4s, 2020	1,085,000	1,171,800

Carmike Cinemas, Inc. company
guaranty notes 7 3/8s, 2019	365,000	377,775

Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp. company guaranty sr. unsec.
notes 9 1/8s, 2018	135,000	149,850

Cinemark USA, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2019	140,000	155,050

Cinemark USA, Inc. company guaranty sr. unsec.
sub. notes 7 3/8s, 2021	395,000	428,575

Regal Entertainment Group company
guaranty sr. unsec. notes 9 1/8s, 2018	825,000	907,500

		3,190,550

8 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (84.5%)* cont.	Principal amount	Value

Financials (7.6%)
ABN AMRO North American Holding Preferred Capital
Repackage Trust I 144A jr. unsec. sub. bonds FRB
6.523s, perpetual maturity	$1,385,000	$1,223,994

ACE Cash Express, Inc. 144A sr. notes 11s, 2019	415,000	365,719

Air Lease Corp. 144A sr. notes 5 5/8s, 2017	370,000	363,525

Ally Financial, Inc. company
guaranty sr. notes 6 1/4s, 2017	635,000	668,852

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8s, 2020	425,000	488,750

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 7 1/2s, 2020	430,000	483,213

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2017	265,000	268,313

Ally Financial, Inc. unsec. sub. notes 8s, 2018	475,000	526,063

American International Group, Inc. jr.
sub. bonds FRB 8.175s, 2068	275,000	298,375

BankAmerica Capital II bank guaranty jr. unsec.
sub. notes 8s, 2026	225,000	230,130

Capital One Capital IV company guaranty jr.
unsec. sub. notes FRN 6.745s, 2037	725,000	725,906

CB Richard Ellis Services, Inc. company
guaranty sr. unsec. notes 6 5/8s, 2020	410,000	434,600

CB Richard Ellis Services, Inc. company
guaranty sr. unsec. sub. notes 11 5/8s, 2017	500,000	567,500

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020	515,000	525,300

CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018	695,000	717,588

CIT Group, Inc. sr. unsec. unsub. notes 5s, 2017	220,000	226,600

CIT Group, Inc. 144A bonds 7s, 2017	380,456	381,169

CIT Group, Inc. 144A bonds 7s, 2016	15,000	15,038

CIT Group, Inc. 144A company
guaranty notes 6 5/8s, 2018	690,000	743,475

CIT Group, Inc. 144A company
guaranty notes 5 1/2s, 2019	635,000	652,463

CNG Holdings, Inc./OH 144A sr. notes 9 3/8s, 2020	310,000	317,750

CNO Financial Group, Inc. 144A company
guaranty sr. notes 9s, 2018	425,000	457,938

Community Choice Financial, Inc. 144A
sr. notes 10 3/4s, 2019	785,000	777,150

Dresdner Funding Trust I 144A bonds 8.151s, 2031	1,245,000	980,438

E*Trade Financial Corp. sr. notes 6 3/4s, 2016	465,000	473,138

E*Trade Financial Corp. sr. unsec.
unsub. notes 12 1/2s, 2017	296,000	339,290

HBOS Capital Funding LP 144A bank guaranty jr.
unsec. sub. FRB 6.071s, perpetual maturity (Jersey)	1,115,000	724,750

HBOS PLC 144A sr. unsec. sub. notes 6 3/4s, 2018
(United Kingdom)	895,000	844,391

HBOS PLC 144A unsec. sub. bonds 6s, 2033
(United Kingdom)	300,000	234,822

HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015	335,000	341,281

Icahn Enterprises LP/Icahn Enterprises
Finance Corp. company guaranty sr. unsec.
notes 8s, 2018	1,430,000	1,519,375

International Lease Finance Corp. sr. unsec.
notes 6 1/4s, 2019	85,000	86,913

International Lease Finance Corp. sr. unsec.
unsub. notes 4 7/8s, 2015	290,000	290,000

iStar Financial, Inc. 144A sr. unsec. notes 9s, 2017 R	565,000	553,700

Liberty Mutual Group, Inc. 144A company
guaranty jr. unsec. sub. bonds 7.8s, 2037	510,000	515,100

CORPORATE BONDS AND NOTES (84.5%)* cont.	Principal amount	Value

Financials cont.
Liberty Mutual Group, Inc. 144A company
guaranty jr. unsec. sub. notes FRN 7s, 2037	$120,000	$106,800

MPT Operating Partnership LP/MPT Finance Corp.
company guaranty sr. unsec. unsub. notes
6 3/8s, 2022 R	425,000	428,188

National Money Mart Co. company guaranty
sr. unsec. unsub. notes 10 3/8s, 2016 (Canada)	375,000	413,438

Nationstar Mortgage, LLC/Nationstar Capital Corp.
144A company guaranty sr. unsec. notes
9 5/8s, 2019	180,000	190,350

NB Capital Trust IV jr. unsec. sub. notes
8 1/4s, 2027	215,000	219,816

Neuberger Berman Group LLC/Neuberger Berman
Finance Corp. 144A sr. notes 5 7/8s, 2022	480,000	500,400

Neuberger Berman Group LLC/Neuberger Berman
Finance Corp. 144A sr. notes 5 5/8s, 2020	310,000	322,400

Nuveen Investments, Inc. company
guaranty sr. unsec. unsub. notes 10 1/2s, 2015	270,000	274,050

Provident Funding Associates LP/PFG Finance Corp.
144A sr. notes 10 1/4s, 2017	835,000	870,488

Provident Funding Associates LP/PFG Finance Corp.
144A sr. notes 10 1/8s, 2019	430,000	399,900

Regions Bank unsec. sub. notes 7 1/2s, 2018	750,000	843,750

Regions Financing Trust II company guaranty jr.
unsec. sub. bonds FRB 6 5/8s, 2047	485,000	460,750

Royal Bank of Scotland Group PLC jr. unsec.
sub. bonds FRB 7.648s, perpetual maturity
(United Kingdom)	1,915,000	1,503,275

Royal Bank of Scotland Group PLC
sr. sub. notes FRN 9 1/2s, 2022 (United Kingdom)	195,000	203,385

SLM Corp. sr. notes Ser. MTN, 8s, 2020	185,000	202,575

SLM Corp. sr. unsec. unsub. notes Ser. MTN,
8.45s, 2018	1,820,000	2,038,400

Springleaf Finance Corp. sr. unsec.
notes Ser. MTN, 6.9s, 2017	1,870,000	1,492,484

Springleaf Finance Corp. sr. unsec.
notes Ser. MTNI, 4 7/8s, 2012	450,000	448,875

		29,281,933
Gaming and lottery (2.5%)
American Casino & Entertainment Properties LLC
sr. notes 11s, 2014	901,000	946,050

Caesars Entertainment Operating Co., Inc. company
guaranty sr. notes 10s, 2018	762,000	521,018

Caesars Entertainment Operating Co., Inc.
sr. notes 11 1/4s, 2017	790,000	862,088

CCM Merger, Inc. 144A company guaranty sr. unsec.
notes 9 1/8s, 2019	530,000	536,625

Isle of Capri Casinos, Inc. company
guaranty sr. unsec. unsub. notes 7 3/4s, 2019	635,000	650,875

Mashantucket Western Pequot Tribe 144A
bonds Ser. A, 8 1/2s, 2015 (In default) †	1,445,000	115,600

MTR Gaming Group, Inc. company
guaranty notes 11 1/2s, 2019 ‡‡	1,684,875	1,760,694

Penn National Gaming, Inc. sr. unsec.
sub. notes 8 3/4s, 2019	225,000	249,188

Pinnacle Entertainment, Inc. company
guaranty sr. unsec. notes 8 5/8s, 2017	240,000	261,000

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh
Finance Corp. 144A sr. notes 9 1/2s, 2019	550,000	569,250

ROC Finance, LLC/ROC Finance 1 Corp. 144A
notes 12 1/8s, 2018	880,000	990,000

Putnam VT High Yield Fund 9

CORPORATE BONDS AND NOTES (84.5%)* cont.		Principal amount	Value

Gaming and lottery cont.
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp.
company guaranty 1st mtge. notes 7 3/4s, 2020		$465,000	$514,988

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		1,575,000	1,673,438

			9,650,814
Health care (6.5%)
Aviv Healthcare Properties LP company
guaranty sr. unsec. notes 7 3/4s, 2019		655,000	674,650

Biomet, Inc. company guaranty sr. unsec.
notes 10s, 2017		525,000	560,766

Biomet, Inc. company guaranty sr. unsec.
sub. notes 11 5/8s, 2017		300,000	323,625

Capella Healthcare, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2017		880,000	910,800

Capsugel FinanceCo SCA 144A company
guaranty sr. unsec. notes 9 7/8s, 2019	EUR	895,000	1,213,004

CHS/Community Health Systems, Inc. company
guaranty sr. unsec. unsub. notes 8s, 2019		$810,000	862,650

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s,
2017 (Luxembourg)	EUR	320,000	417,696

ConvaTec Healthcare E SA 144A sr. unsec.
notes 10 1/2s, 2018 (Luxembourg)		$1,705,000	1,713,525

Elan Finance PLC/Elan Finance Corp. company
guaranty sr. unsec. notes 8 3/4s, 2016 (Ireland)		1,195,000	1,298,069

Emergency Medical Services Corp. company
guaranty sr. unsec. notes 8 1/8s, 2019		670,000	699,313

Endo Health Solutions, Inc. company
guaranty sr. unsec. notes 7s, 2019		480,000	522,000

Fresenius Medical Care US Finance II, Inc. 144A
company guaranty sr. unsec. notes 5 5/8s, 2019		615,000	641,138

Grifols, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2018		840,000	900,900

HCA, Inc. company guaranty sr. notes 9 7/8s, 2017		208,000	225,680

HCA, Inc. sr. notes 6 1/2s, 2020		2,590,000	2,810,150

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		740,000	802,900

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		830,000	848,675

IASIS Healthcare, LLC/IASIS Capital Corp. company
guaranty sr. unsec. notes 8 3/8s, 2019		915,000	905,850

Jaguar Holding Co. II/ Jaguar Merger Sub, Inc.
144A sr. unsec. notes 9 1/2s, 2019		780,000	853,125

Kinetics Concept/KCI USA 144A company
guaranty notes 10 1/2s, 2018		1,095,000	1,149,750

Kinetics Concept/KCI USA 144A company
guaranty sr. unsec. notes 12 1/2s, 2019		745,000	674,225

Multiplan, Inc. 144A company
guaranty sr. notes 9 7/8s, 2018		635,000	695,325

Omega Healthcare Investors, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022 R		455,000	485,713

Surgical Care Affiliates, Inc. 144A
sr. sub. notes 10s, 2017		1,275,000	1,278,188

Surgical Care Affiliates, Inc. 144A sr. unsec.
notes 8 7/8s, 2015 ‡‡		174,488	176,669

Teleflex, Inc. company guaranty sr. unsec.
sub. notes 6 7/8s, 2019		100,000	106,250

Tenet Healthcare Corp. company
guaranty sr. notes 10s, 2018		250,000	286,250

Tenet Healthcare Corp. company
guaranty sr. notes 6 1/4s, 2018		905,000	954,775

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019		655,000	735,238

USPI Finance Corp. 144A sr. unsec. notes 9s, 2020		205,000	217,300

Valeant Pharmaceuticals International 144A
company guaranty sr. notes 7s, 2020		130,000	131,300

CORPORATE BONDS AND NOTES (84.5%)* cont.	Principal amount	Value

Health care cont.
Valeant Pharmaceuticals International 144A
company guaranty sr. unsec. notes 6 7/8s, 2018	$320,000	$330,800

Valeant Pharmaceuticals International 144A
sr. notes 6 3/4s, 2017	905,000	943,463

Vanguard Health Systems, Inc. sr. unsec.
notes zero %, 2016	32,000	21,280

		25,371,042
Homebuilding (1.5%)
Beazer Homes USA, Inc. company
guaranty sr. unsec. notes 6 7/8s, 2015	685,000	657,600

Beazer Homes USA, Inc. sr. unsec. notes
9 1/8s, 2019	275,000	239,938

Beazer Homes USA, Inc. sr. unsec. notes company
guaranty 8 1/8s, 2016	210,000	201,075

M/I Homes, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2018	1,305,000	1,347,413

Pulte Group, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2017	885,000	964,650

Pulte Group, Inc. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2032	410,000	389,500

Realogy Corp. company guaranty sr. unsec.
notes 10 1/2s, 2014	145,000	145,000

Realogy Corp. company guaranty sr. unsec.
unsub. notes 11 1/2s, 2017	1,030,000	975,925

Realogy Corp. 144A company guaranty sr. notes
9s, 2020	165,000	169,125

Realogy Corp. 144A company
guaranty sr. notes 7 5/8s, 2020	170,000	175,525

Taylor Morrison Communities, Inc./Monarch
Communities, Inc. 144A sr. notes 7 3/4s, 2020	570,000	595,650

		5,861,401
Household furniture and appliances (0.1%)
Sealy Mattress Co. 144A company
guaranty sr. notes 10 7/8s, 2016	253,000	274,508

		274,508
Lodging/Tourism (1.6%)
Choice Hotels International, Inc. company
guaranty sr. unsec. unsub. notes 5 3/4s, 2022	280,000	293,300

CityCenter Holdings LLC/CityCenter Finance Corp.
company guaranty 10 3/4s, 2017 ‡‡	1,222,325	1,347,613

FelCor Lodging LP company guaranty sr. notes
10s, 2014 R	547,000	623,580

FelCor Lodging LP company
guaranty sr. notes 6 3/4s, 2019 R	1,155,000	1,182,430

MGM Resorts International company
guaranty sr. notes 9s, 2020	75,000	83,250

MGM Resorts International company
guaranty sr. unsec. notes 6 7/8s, 2016	295,000	296,475

MGM Resorts International company
guaranty sr. unsec. notes 6 5/8s, 2015	835,000	860,050

MGM Resorts International company
guaranty sr. unsec. unsub. notes 7 3/4s, 2022	425,000	432,438

MGM Resorts International sr. notes 10 3/8s, 2014	155,000	174,763

MGM Resorts International 144A company
guaranty sr. unsec. notes 8 5/8s, 2019	440,000	470,800

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse
HSP Gaming Finance Corp. 144A notes 8 5/8s, 2016	325,000	342,875

		6,107,574
Media (0.2%)
Affinion Group Holdings, Inc. company
guaranty sr. unsec. notes 11 5/8s, 2015	210,000	165,900

Nielsen Finance, LLC/Nielsen Finance Co. company
guaranty sr. unsec. notes 7 3/4s, 2018	650,000	719,875

		885,775

10 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (84.5%)* cont.		Principal amount	Value

Oil and gas (10.3%)
ATP Oil & Gas Corp. company
guaranty sr. notes 11 7/8s, 2015		$365,000	$169,725

Atwood Oceanics, Inc. sr. unsec.
unsub. notes 6 1/2s, 2020		370,000	386,650

Aurora USA Oil & Gas Inc 144A sr. notes
9 7/8s, 2017		430,000	439,675

Carrizo Oil & Gas, Inc. company
guaranty sr. unsec. notes 8 5/8s, 2018		1,515,000	1,583,175

Chaparral Energy, Inc. company
guaranty sr. unsec. notes 9 7/8s, 2020		605,000	672,306

Chaparral Energy, Inc. company
guaranty sr. unsec. notes 8 1/4s, 2021		695,000	734,963

Chesapeake Energy Corp. company
guaranty sr. unsec. bonds 6 1/4s, 2017	EUR	220,000	266,363

Chesapeake Energy Corp. company
guaranty sr. unsec. notes 9 1/2s, 2015		$550,000	592,625

Chesapeake Midstream Partners LP/CHKM
Finance Corp. company guaranty sr. unsec.
notes 5 7/8s, 2021		320,000	310,400

Chesapeake Midstream Partners LP/CHKM
Finance Corp. company guaranty sr. unsec.
unsub. notes 6 1/8s, 2022		235,000	230,300

Chesapeake Oilfield Operating, LLC/Chesapeake
Oilfield Finance, Inc. 144A company
guaranty sr. unsec. unsub. notes 6 5/8s, 2019		770,000	693,000

Comstock Resources, Inc. company
guaranty sr. unsub. notes 8 3/8s, 2017		640,000	609,600

Concho Resources, Inc. company
guaranty sr. unsec. notes 6 1/2s, 2022		855,000	887,063

Concho Resources, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2022		335,000	331,650

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s,
2019 (Canada)		285,000	242,250

Continental Resources, Inc. 144A company
guaranty sr. unsec. notes 5s, 2022		720,000	730,800

Crosstex Energy LP/Crosstex Energy Finance Corp.
company guaranty sr. unsec. notes 8 7/8s, 2018		1,625,000	1,716,406

Crosstex Energy LP/Crosstex Energy Finance Corp.
144A company guaranty sr. unsec. notes
7 1/8s, 2022		250,000	246,250

Denbury Resources, Inc. company
guaranty sr. sub. notes 9 3/4s, 2016		155,000	170,306

Denbury Resources, Inc. company
guaranty sr. unsec. sub. notes 8 1/4s, 2020		682,000	746,790

Denbury Resources, Inc. company
guaranty sr. unsec. sub. notes 6 3/8s, 2021		400,000	415,000

EP Energy, LLC/EP Energy Finance, Inc. 144A
sr. notes 6 7/8s, 2019		285,000	297,825

EP Energy, LLC/EP Energy Finance, Inc. 144A
sr. unsec. notes 9 3/8s, 2020		1,095,000	1,134,694

EXCO Resources, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2018		1,755,000	1,526,850

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec.
notes 9 1/8s, 2017		220,000	229,900

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec.
notes 6 1/2s, 2021		740,000	675,250

Forbes Energy Services Ltd. company
guaranty sr. unsec. notes 9s, 2019		570,000	538,650

Goodrich Petroleum Corp. company
guaranty sr. unsec. unsub. notes 8 7/8s, 2019		1,315,000	1,252,538

Hercules Offshore, Inc. 144A company
guaranty sr. notes 7 1/8s, 2017		65,000	63,050

CORPORATE BONDS AND NOTES (84.5%)* cont.	Principal amount	Value

Oil and gas cont.
Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017	$850,000	$850,000

Inergy LP/Inergy Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021	725,000	725,000

Kodiak Oil & Gas Corp. 144A sr. notes 8 1/8s, 2019	1,135,000	1,169,050

Laredo Petroleum, Inc. company
guaranty sr. unsec. unsub. notes 9 1/2s, 2019	1,205,000	1,343,575

Laredo Petroleum, Inc. 144A company
guaranty sr. unsec. notes 7 3/8s, 2022	245,000	254,800

Lone Pine Resources Canada, Ltd. 144A company
guaranty sr. notes 10 3/8s, 2017 (Canada)	305,000	287,463

MEG Energy Corp. 144A company guaranty sr. unsec.
notes 6 1/2s, 2021 (Canada)	630,000	643,388

Milagro Oil & Gas, Inc. company
guaranty notes 10 1/2s, 2016	865,000	657,400

Newfield Exploration Co. sr. unsec. notes
5 3/4s, 2022	615,000	642,675

Newfield Exploration Co. sr. unsec.
sub. notes 7 1/8s, 2018	265,000	280,569

Northern Oil and Gas, Inc. 144A company
guaranty sr. unsec notes 8s, 2020	625,000	621,875

Oasis Petroleum, Inc. company guaranty sr. unsec
notes 6 7/8s, 2023	400,000	400,000

PDC Energy, Inc. company guaranty sr. unsec.
notes 12s, 2018	1,030,000	1,102,100

PetroBakken Energy, Ltd. 144A sr. unsec.
notes 8 5/8s, 2020 (Canada)	1,235,000	1,228,825

Plains Exploration & Production Co. company
guaranty sr. unsec unsub. notes 6 1/8s, 2019	200,000	201,000

Plains Exploration & Production Co. company
guaranty sr. unsec. notes 6 3/4s, 2022	1,170,000	1,193,400

Quicksilver Resources, Inc. company
guaranty sr. unsec. notes 8 1/4s, 2015	355,000	331,925

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	515,000	501,481

Range Resources Corp. company
guaranty sr. sub. notes 6 3/4s, 2020	340,000	368,900

Range Resources Corp. company guaranty sr. unsec.
sub. notes 5s, 2022	300,000	296,250

Rosetta Resources, Inc. company
guaranty sr. unsec. notes 9 1/2s, 2018	980,000	1,068,200

Sabine Pass LNG LP company
guaranty sr. notes 7 1/2s, 2016	1,360,000	1,428,000

Samson Investment Co. 144A sr. unsec.
notes 9 3/4s, 2020	1,585,000	1,577,075

SandRidge Energy, Inc. company
guaranty sr. unsec. notes 9 7/8s, 2016	485,000	531,075

SandRidge Energy, Inc. company
guaranty sr. unsec. unsub. notes 7 1/2s, 2021	375,000	370,313

SandRidge Energy, Inc. 144A company
guaranty sr. unsec. unsub. notes 8s, 2018	274,000	277,425

SM Energy Co. sr. unsec. notes 6 5/8s, 2019	390,000	399,750

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	320,000	325,600

SM Energy Co. 144A sr. notes 6 1/2s, 2023	120,000	121,950

Unit Corp. company
guaranty sr. sub. notes 6 5/8s, 2021	230,000	232,013

Whiting Petroleum Corp. company guaranty 7s, 2014	685,000	726,100

Williams Cos., Inc. (The) notes 7 3/4s, 2031	435,000	539,982

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	208,000	262,689

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	260,000	258,700

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	965,000	977,063

		40,089,665

Putnam VT High Yield Fund 11

CORPORATE BONDS AND NOTES (84.5%)* cont.	Principal amount	Value

Publishing (0.2%)
American Media, Inc. 144A notes 13 1/2s, 2018	$116,844	$109,833

Cenveo Corp. company guaranty sr. notes
8 7/8s, 2018	705,000	630,975

		740,808
Regional Bells (0.9%)
Cincinnati Bell, Inc. company guaranty sr. unsec.
sub. notes 8 3/4s, 2018	690,000	665,850

Cincinnati Bell, Inc. company guaranty sr. unsec.
sub. notes 8 1/4s, 2017	670,000	696,800

Frontier Communications Corp. sr. unsec.
notes 9 1/4s, 2021	235,000	252,625

Frontier Communications Corp. sr. unsec.
notes 8 1/2s, 2020	610,000	646,600

Frontier Communications Corp. sr. unsec.
notes 8 1/4s, 2017	550,000	591,250

Frontier Communications Corp. sr. unsec.
notes 8 1/8s, 2018	750,000	795,000

		3,648,125
Retail (2.9%)
Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019	100,000	108,250

AmeriGas Finance, LLC/AmeriGas Finance Corp.
company guaranty sr. unsec. notes 7s, 2022	535,000	548,375

Autonation, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2018	265,000	288,519

Autonation, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2020	215,000	219,300

Bon-Ton Department Stores, Inc. (The) company
guaranty 10 1/4s, 2014	835,000	705,575

Burlington Coat Factory Warehouse Corp. company
guaranty sr. unsec. notes 10s, 2019	640,000	678,400

J Crew Group, Inc. company guaranty sr. unsec.
notes 8 1/8s, 2019	685,000	707,263

Limited Brands, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2021	700,000	766,500

Limited Brands, Inc. sr. notes 5 5/8s, 2022	315,000	324,450

Michaels Stores, Inc. company guaranty
11 3/8s, 2016	1,195,000	1,269,698

Needle Merger Sub Corp. 144A sr. unsec.
notes 8 1/8s, 2019	895,000	890,525

Penske Automotive Group, Inc. company
guaranty sr. unsec. sub. notes 7 3/4s, 2016	825,000	855,938

PETCO Animal Supplies, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	445,000	486,163

QVC Inc. 144A sr. notes 7 1/2s, 2019	495,000	549,450

QVC Inc. 144A sr. notes 7 3/8s, 2020	470,000	520,525

Sears Holdings Corp. company guaranty 6 5/8s, 2018	360,000	321,300

Toys R Us - Delaware, Inc. 144A company
guaranty sr. notes 7 3/8s, 2016	195,000	191,588

Toys R Us Property Co., LLC company
guaranty sr. notes 8 1/2s, 2017	805,000	838,206

Toys R Us Property Co., LLC company
guaranty sr. unsec. notes 10 3/4s, 2017	875,000	955,938

		11,225,963
Technology (4.6%)
Advanced Micro Devices, Inc. sr. unsec.
notes 8 1/8s, 2017	200,000	217,000

Advanced Micro Devices, Inc. sr. unsec.
notes 7 3/4s, 2020	830,000	913,000

Alcatel-Lucent USA, Inc. unsec. debs. 6.45s, 2029	145,000	98,600

Avaya, Inc. company guaranty sr. unsec.
notes 10 1/8s, 2015	70,000	58,100

CORPORATE BONDS AND NOTES (84.5%)* cont.	Principal amount	Value

Technology cont.
Avaya, Inc. company guaranty sr. unsec.
notes 9 3/4s, 2015	$480,000	$397,200

Avaya, Inc. 144A company guaranty sr. notes
7s, 2019	925,000	857,938

Ceridian Corp. company guaranty sr. unsec.
notes 12 1/4s, 2015 ‡‡	645,300	625,941

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	945,000	907,200

Ceridian Corp. 144A sr. notes 8 7/8s, 2019	375,000	385,313

Epicor Software Corp. company guaranty sr. unsec.
notes 8 5/8s, 2019	385,000	392,700

Fidelity National Information Services, Inc.
company guaranty sr. unsec. notes 7 7/8s, 2020	425,000	478,125

Fidelity National Information Services, Inc.
company guaranty sr. unsec. notes 7 5/8s, 2017	285,000	314,213

First Data Corp. company guaranty sr. unsec.
notes 12 5/8s, 2021	765,000	765,956

First Data Corp. company guaranty sr. unsec.
notes 10.55s, 2015	234,502	239,778

First Data Corp. company guaranty sr. unsec.
sub. notes 11 1/4s, 2016	655,000	617,338

First Data Corp. 144A company
guaranty notes 8 1/4s, 2021	1,600,000	1,600,000

First Data Corp. 144A company
guaranty sr. notes 7 3/8s, 2019	865,000	882,300

Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 10 3/4s, 2020	522,000	561,150

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 10 1/8s, 2018	336,000	365,400

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	1,235,000	1,321,450

Iron Mountain, Inc. company
guaranty sr. sub. notes 7 3/4s, 2019	295,000	318,895

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021	150,000	162,750

Jazz Technologies, Inc. company
guaranty sr. unsec. notes 8s, 2015	648,000	497,340

Lawson Software, Inc. 144A sr. notes 11 1/2s, 2018	545,000	615,850

Lawson Software, Inc. 144A sr. notes 9 3/8s, 2019	210,000	224,175

NXP BV/NXP Funding, LLC 144A company
guaranty sr. notes 9 3/4s, 2018 (Netherlands)	580,000	661,200

Seagate HDD Cayman company guaranty sr. unsec
notes 7s, 2021 (Cayman Islands)	430,000	463,325

Seagate HDD Cayman company guaranty sr. unsec.
unsub. notes 7 3/4s, 2018 (Cayman Islands)	485,000	536,531

SunGard Data Systems, Inc. company
guaranty sr. unsec. sub. notes 10 1/4s, 2015	175,000	179,813

SunGard Data Systems, Inc. 144A sr. unsec.
notes 7 5/8s, 2020	910,000	969,150

Syniverse Holdings, Inc. company
guaranty sr. unsec. notes 9 1/8s, 2019	970,000	1,052,450

Unisys Corp. sr. unsec. unsub. notes 12 1/2s, 2016	206,000	218,360

		17,898,541
Telecommunications (6.7%)
Clearwire Communications, LLC/Clearwire
Finance, Inc. 144A company
guaranty sr. notes 12s, 2017	330,000	268,950

Clearwire Communications, LLC/Clearwire
Finance, Inc. 144A company
guaranty sr. notes 12s, 2015	410,000	373,100

Clearwire Communications, LLC/Clearwire
Finance, Inc. 144A company
guaranty sr. notes 12s, 2015	400,000	362,000

12 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (84.5%)* cont.	Principal amount	Value

Telecommunications cont.
Crown Castle International Corp. sr. unsec.
notes 7 1/8s, 2019	$310,000	$332,475

Digicel Group, Ltd. 144A sr. notes 10 1/2s, 2018
(Jamaica)	300,000	313,500

Digicel Group, Ltd. 144A sr. unsec. notes 7s,
2020 (Jamaica)	235,000	227,363

Digicel Group, Ltd. 144A sr. unsec.
unsub. notes 8 7/8s, 2015 (Jamaica)	485,000	489,850

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017
(Jamaica)	420,000	427,350

Equinix, Inc. sr. unsec. notes 7s, 2021	495,000	546,975

Hughes Satellite Systems Corp. company
guaranty sr. notes 6 1/2s, 2019	455,000	483,438

Hughes Satellite Systems Corp. company
guaranty sr. unsec. notes 7 5/8s, 2021	980,000	1,065,750

Intelsat Jackson Holdings SA company
guaranty sr. unsec. notes 7 1/2s, 2021 (Bermuda)	365,000	385,988

Intelsat Jackson Holdings SA 144A company
guaranty sr. unsec notes 7 1/4s, 2020 (Bermuda)	510,000	535,500

Intelsat Luxembourg SA company guaranty
sr. unsec. notes 11 1/2s, 2013 (Luxembourg) ‡‡	2,229,218	2,301,668

Intelsat Luxembourg SA company guaranty
sr. unsec. notes 11 1/4s, 2017 (Luxembourg)	1,360,000	1,400,800

Intelsat Luxembourg SA 144A company
guaranty sr. unsec. notes 11 1/2s, 2017
(Luxembourg) ‡‡	625,000	645,313

Level 3 Financing, Inc. company guaranty
8 3/4s, 2017	790,000	821,600

Level 3 Financing, Inc. company
guaranty sr. unsec. unsub. notes 8 5/8s, 2020	565,000	593,250

Level 3 Financing, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2019	140,000	143,675

MetroPCS Wireless, Inc. company
guaranty sr. unsec. notes 7 7/8s, 2018	1,105,000	1,150,581

Nextel Communications, Inc. company
guaranty sr. unsec. notes Ser. D, 7 3/8s, 2015	355,000	355,444

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 10s, 2016	330,000	344,025

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 8 7/8s, 2019	160,000	145,000

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 7 5/8s, 2021	755,000	647,413

PAETEC Holding Corp. company
guaranty sr. notes 8 7/8s, 2017	305,000	328,638

PAETEC Holding Corp. company guaranty sr. unsec.
notes 9 7/8s, 2018	925,000	1,033,688

Qwest Corp. notes 6 3/4s, 2021	615,000	693,528

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	555,000	609,029

SBA Telecommunications, Inc. company
guaranty sr. unsec. notes 8 1/4s, 2019	380,000	416,100

SBA Telecommunications, Inc. company
guaranty sr. unsec. notes 8s, 2016	210,000	223,650

Sprint Capital Corp. company guaranty 6 7/8s, 2028	1,950,000	1,569,750

Sprint Nextel Corp. sr. notes 8 3/8s, 2017	805,000	825,125

Sprint Nextel Corp. sr. unsec. notes 6s, 2016	1,315,000	1,259,113

Sprint Nextel Corp. 144A company
guaranty sr. unsec. notes 9s, 2018	1,385,000	1,554,663

Sprint Nextel Corp. 144A sr. unsec. notes
9 1/8s, 2017	615,000	645,750

CORPORATE BONDS AND NOTES (84.5%)* cont.		Principal amount	Value

Telecommunications cont.
Wind Acquisition Finance SA company
guaranty sr. notes Ser. REGS, 7 3/8s, 2018
(Luxembourg)	EUR	410,000	$442,215

Wind Acquisition Finance SA 144A company
guaranty sr. notes 7 1/4s, 2018 (Luxembourg)		$725,000	634,375

Wind Acquisition Finance SA 144A
sr. notes 11 3/4s, 2017 (Luxembourg)		315,000	254,363

Wind Acquisition Holdings Finance SA 144A
company guaranty sr. notes 12 1/4s, 2014
(Luxembourg) ‡‡		135,700	92,955

Windstream Corp. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2018		260,000	279,500

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2017		535,000	583,150

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2021		260,000	275,600

			26,082,200
Telephone (0.5%)
Cricket Communications, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2020		1,380,000	1,317,900

Cricket Communications, Inc. company
guaranty sr. unsub. notes 7 3/4s, 2016		455,000	482,869

			1,800,769
Textiles (0.3%)
Hanesbrands, Inc. company guaranty sr. unsec.
notes 6 3/8s, 2020		575,000	605,188

Hanesbrands, Inc. sr. unsec. notes 8s, 2016		650,000	715,813

			1,321,001
Transportation (1.3%)
Aguila 3 SA 144A company
guaranty sr. notes 7 7/8s, 2018 (Luxembourg)		1,235,000	1,272,050

Aguila 3 SA 144A company
guaranty sr. notes 7 7/8s, 2018 (Luxembourg)		285,000	293,550

AMGH Merger Sub, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018		1,095,000	1,133,325

CHC Helicopter SA company
guaranty sr. notes 9 1/4s, 2020 (Canada)		750,000	733,125

Swift Services Holdings, Inc. company
guaranty sr. notes 10s, 2018		985,000	1,068,725

Western Express, Inc. 144A sr. notes 12 1/2s, 2015		930,000	562,650

			5,063,425
Utilities and power (4.2%)
AES Corp. (The) sr. unsec. notes 8s, 2020		380,000	436,050

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017		730,000	830,375

AES Corp. (The) 144A sr. notes 7 3/8s, 2021		970,000	1,079,125

Calpine Corp. 144A company
guaranty sr. notes 7 7/8s, 2020		705,000	770,213

Calpine Corp. 144A sr. notes 7 1/4s, 2017		1,345,000	1,445,875

Colorado Interstate Gas Co., LLC debs. 6.85s,
2037 (Canada)		1,055,000	1,161,894

Dolphin Subsidiary II, Inc. 144A sr. unsec.
notes 6 1/2s, 2016		985,000	1,063,800

Dynegy Holdings, LLC sr. unsec. notes 7 3/4s,
2019 (In default) †		1,145,000	767,150

Edison Mission Energy sr. unsec. notes 7 3/4s,
2016		525,000	295,313

Edison Mission Energy sr. unsec. notes 7 1/2s,
2013		345,000	210,450

Edison Mission Energy sr. unsec. notes 7.2s, 2019		550,000	306,625

Edison Mission Energy sr. unsec. notes 7s, 2017		30,000	16,800

El Paso Natural Gas Co. debs. 8 5/8s, 2022		360,000	460,794

Energy Future Holdings Corp. company
guaranty sr. notes 10s, 2020		300,000	320,250

Putnam VT High Yield Fund 13

CORPORATE BONDS AND NOTES (84.5%)* cont.	Principal amount	Value

Utilities and power cont.
Energy Future Intermediate Holding Co., LLC/EFIH
Finance, Inc. sr. notes 10s, 2020	$160,000	$174,000

Energy Transfer Equity LP company
guaranty sr. unsec. notes 7 1/2s, 2020	1,080,000	1,185,300

GenOn Americas Generation, Inc. sr. unsec.
notes 9 1/8s, 2031	215,000	191,350

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	680,000	663,000

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	195,000	192,806

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016	170,000	184,663

NGPL PipeCo, LLC 144A sr. notes 9 5/8s, 2019	280,000	296,800

NRG Energy, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2021	2,290,000	2,312,900

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020	480,000	535,838

PNM Resources, Inc. unsec. unsub. notes
9 1/4s, 2015	205,000	233,956

Tennessee Gas Pipeline Co., LLC sr. unsec.
unsub. debs. 7s, 2028	140,000	175,289

Texas Competitive/Texas Competitive Electric
Holdings Co., LLC company guaranty notes
15s, 2021	910,000	309,400

Texas Competitive/Texas Competitive Electric
Holdings Co., LLC company guaranty sr. unsec.
notes 10 1/2s, 2012 ‡‡	1,544,796	283,856

Texas Competitive/Texas Competitive Electric
Holdings Co., LLC 144A company
guaranty sr. notes 11 1/2s, 2020	415,000	283,238

		16,187,110

Total corporate bonds and notes (cost $320,484,823)		$327,594,105

SENIOR LOANS (6.4%)* [c]	Principal amount	Value

Broadcasting (0.6%)
Clear Channel Communications, Inc. bank term loan
FRN Ser. A, 3.639s, 2014	$354,336	$321,560

Clear Channel Communications, Inc. bank term loan
FRN Ser. B, 3.889s, 2016	1,483,928	1,177,636

Univision Communications, Inc. bank term loan FRN
4.489s, 2017	907,542	854,224

		2,353,420
Capital goods (0.1%)
SRAM Corp. bank term loan FRN 8 1/2s, 2018	460,000	458,850

		458,850
Commercial and consumer services (0.2%)
Travelport, LLC bank term loan FRN 11s, 2015	235,000	234,119

Travelport, LLC bank term loan FRN Ser. B,
4.968s, 2015	319,386	291,782

Travelport, LLC bank term loan FRN Ser. S,
4.97s, 2015 )	100,614	91,918

		617,819
Communication services (0.1%)
Asurion Corp. bank term loan FRN 9s, 2019	230,000	234,888

		234,888
Consumer cyclicals (1.0%)
Caesars Entertainment Corp. bank term loan FRN
Ser. B, 9 1/4s, 2017	275,000	268,354

Cengage Learning Acquisitions, Inc. bank term
loan FRN Ser. B, 2.49s, 2014	552,374	510,486

GateHouse Media, Inc. bank term loan FRN Ser. B,
2.24s, 2014	376,928	117,083

GateHouse Media, Inc. bank term loan FRN Ser. DD,
2.24s, 2014	140,645	43,688

Golden Nugget, Inc. bank term loan FRN Ser. B,
3 1/4s, 2014 ‡‡	406,903	385,202

SENIOR LOANS (6.4%)* [c] cont.	Principal amount	Value

Consumer cyclicals cont.
Golden Nugget, Inc. bank term loan FRN Ser. DD,
3 1/4s, 2014 ‡‡	$231,533	$219,184

Goodman Global, Inc. bank term loan FRN 9s, 2017	642,727	649,958

Goodman Global, Inc. bank term loan FRN 5 3/4s,
2016	477,444	476,251

Neiman Marcus Group, Inc. (The) bank term loan
FRN 4 3/4s, 2018	615,000	606,797

Tribune Co. bank term loan FRN Ser. B, 5 1/4s,
2014	676,625	449,956

		3,726,959
Consumer staples (0.7%)
Claire’s Stores, Inc. bank term loan FRN 3.056s,
2014	507,823	480,816

Del Monte Corp. bank term loan FRN Ser. B,
4 1/2s, 2018	230,102	226,147

Landry’s, Inc. bank term loan FRN Ser. B, 6 1/2s,
2017	837,900	838,947

Revlon Consumer Products bank term loan FRN
Ser. B, 4 3/4s, 2017	932,950	926,120

Rite Aid Corp. bank term loan FRN Ser. B, 1.994s,
2014	80,341	78,408

		2,550,438
Energy (0.1%)
EP Energy, LLC bank term loan FRN 6 1/2s, 2018	45,000	45,326

Frac Tech International, LLC bank term loan FRN
Ser. B, 6 1/4s, 2016	537,800	490,145

		535,471
Financials (1.0%)
AGFS Funding Co. bank term loan FRN Ser. B,
5 1/2s, 2017	660,000	620,282

CNO Financial Group, Inc. bank term loan FRN
6 1/4s, 2016	220,781	220,229

HUB International Holdings, Inc. bank term loan
FRN 6 3/4s, 2017	447,379	447,658

iStar Financial, Inc. bank term loan FRN Ser. A2,
7s, 2017	170,000	169,788

iStar Financial, Inc. bank term loan FRN Ser. A2,
7s, 2014	700,000	698,250

Lone Star Intermediate Super Holdings, LLC bank
term loan FRN 11s, 2019	580,000	593,630

Nuveen Investments, Inc. bank term loan FRN
8 1/4s, 2019	1,095,000	1,095,000

Nuveen Investments, Inc. bank term loan FRN
Ser. B, 5.969s, 2017	237,749	233,469

		4,078,306
Gaming and lottery (0.7%)
Caesars Entertainment Operating Co., Inc. bank
term loan FRN Ser. B, 9 1/2s, 2016	277,875	280,584

Caesars Entertainment Operating Co., Inc. bank
term loan FRN Ser. B6, 5.489s, 2018	1,648,000	1,456,420

CCM Merger, Inc. bank term loan FRN Ser. B,
6s, 2017	1,097,848	1,085,497

		2,822,501
Health care (0.6%)
Ardent Health Services bank term loan FRN Ser. B,
6 1/2s, 2015	860,409	853,956

Emergency Medical Services Corp. bank term loan
FRN Ser. B, 5 1/4s, 2018	618,517	610,980

Pharmaceutical Product Development, Inc. bank
term loan FRN Ser. B, 6 1/4s, 2018	522,375	524,073

Quintiles Transnational Corp. bank term loan FRN
7 1/2s, 2017 ‡‡	230,000	230,575

		2,219,584

14 Putnam VT High Yield Fund

SENIOR LOANS (6.4%)* [c] cont.	Principal amount	Value

Homebuilding (0.3%)
Realogy Corp. bank term loan FRN Ser. A,
13 1/2s, 2017	$1,210,000	$1,239,242

		1,239,242
Oil and gas (0.1%)
Chesapeake Energy Corp. bank term loan FRN
8 1/2s, 2017	605,000	599,234

		599,234
Retail (0.1%)
Burlington Coat Factory Warehouse Corp. bank term
loan FRN Ser. B1, 6 1/4s, 2017	221,018	219,636

		219,636
Technology (0.2%)
First Data Corp. bank term loan FRN Ser. B1,
2.99s, 2014	280,000	268,065

Lawson Software, Inc. bank term loan FRN Ser. B,
5 3/4s, 2018	515,000	516,671

		784,736
Utilities and power (0.6%)
Dynegy Power, LLC bank term loan FRN 9 1/4s, 2016	213,925	219,748

Dynegy, Inc. bank term loan FRN 9 1/4s, 2016	54,588	55,679

Texas Competitive Electric Holdings Co., LLC bank
term loan FRN 4.741s, 2017	3,334,778	1,988,682

		2,264,109

Total senior loans (cost $26,463,605)		$24,705,193

COMMON STOCKS (1.5%)*	Shares	Value

Avis Budget Group, Inc. †	23,540	$357,808

Chesapeake Energy Corp.	14,290	265,794

CIT Group, Inc. †	6,665	237,541

Compton Petroleum Corp. (Canada) †	38,617	41,320

Deepocean Group (Shell) (acquired 6/9/11,
cost $73,240) (Norway) ‡	25,695	411,120

DISH Network Corp. Class A	13,165	375,861

FelCor Lodging Trust, Inc. † R	59,595	280,097

Freeport-McMoRan Copper & Gold, Inc. Class B
(Indonesia)	11,984	408,295

General Motors Co. †	26,017	513,055

Harry & David Holdings, Inc. † F	925	87,875

HealthSouth Corp. †	634	14,747

Interpublic Group of Companies, Inc. (The)	41,465	449,895

LyondellBasell Industries NV Class A (Netherlands)	8,283	333,556

Magellan Health Services, Inc. †	273	12,375

Motors Liquidation Co. GUC Trust (Units) †	1,620	19,845

Newfield Exploration Co. †	8,745	256,316

NII Holdings, Inc. †	17,390	177,900

Quicksilver Resources, Inc. †	31,575	171,137

Spectrum Brands Holdings, Inc. †	17,794	579,551

Stallion Oilfield Holdings, Ltd. †	5,032	161,024

Terex Corp. †	15,379	274,208

Trump Entertainment Resorts, Inc. †	913	2,739

Vantage Drilling Co. †	306,492	459,738

Vertis Holdings, Inc. † F	2,187	22

Total common stocks (cost $8,402,214)		$5,891,819

CONVERTIBLE PREFERRED STOCKS (1.2%)*	Shares	Value

Entertainment Properties Trust Ser. C, $1.438
cum. cv. pfd. R	34,707	$661,123

General Motors Co. Ser. B, $2.375 cv. pfd.	17,091	567,250

Health Care REIT, Inc. Ser. I, $3.25 cv. pfd. R	18,312	991,045

Lehman Brothers Holdings, Inc. 7.25% cv. pfd.
(Escrow) F	1,120	11

CONVERTIBLE PREFERRED STOCKS (1.2%)* cont.			Shares	Value

Lucent Technologies Capital Trust I 7.75% cv. pfd.			679	$451,535

MetLife, Inc. $3.75 cv. pfd.			10,405	643,757

Nielsen Holdings NV $3.125 cv. pfd.			8,730	446,867

PPL Corp. $4.375 cv. pfd.			8,560	457,960

United Technologies Corp. $3.75 cv. pfd. †			7,600	400,444

Total convertible preferred stocks (cost $5,288,604)				$4,619,992

CONVERTIBLE BONDS AND NOTES (0.7%)*		Principal amount		Value

Altra Holdings, Inc. cv. company
guaranty sr. unsec. notes 2 3/4s, 2031			$366,000	$336,263

DFC Global Corp. 144A cv. sr. unsec.
unsub. notes 3 1/4s, 2017			390,000	424,632

Exide Technologies cv. sr. sub. notes FRN
zero %, 2013			105,000	96,558

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016			402,000	558,780

Meritor, Inc. cv. company guaranty sr. unsec.
notes stepped-coupon 4 5/8s (zero %, 3/1/16)
2026 ††			827,000	718,456

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014			175,000	182,875

XM Satellite Radio, Inc. 144A cv. company
guaranty sr. unsec. sub. notes 7s, 2014			237,000	306,334

Total convertible bonds and notes (cost $2,214,020)				$2,623,898

PREFERRED STOCKS (0.5%)*			Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.			774	$689,561

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.			47,700	1,147,185

Total preferred stocks (cost $1,471,856)				$1,836,746

WARRANTS (—%)* †	Expiration date	Strike price	Warrants	Value

Charter
Communications, Inc.
Class A	11/30/14	$0.01	37	$981

General Motors Co.	7/10/19	18.33	5,869	39,792

General Motors Co.	7/10/16	10.00	5,869	64,676

Smurfit Kappa Group
PLC 144A (Ireland) F	10/1/13	EUR 0.001	432	15,026

Tower Semiconductor, Ltd.
144A (Israel) F	6/30/15	$0.01	192,571	46,217

Total warrants (cost $263,659)				$166,692

SHORT-TERM INVESTMENTS (3.6%)*			Shares	Value

Putnam Money Market Liquidity Fund 0.12% [e]			14,156,014	$14,156,014

Total short-term investments (cost $14,156,014)				$14,156,014

Total investments (cost $378,744,795)				$381,594,459

Key to holding’s currency abbreviations

EUR	Euro

Key to holding’s abbreviations

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
MTN	Medium Term Notes
MTNI	Medium Term Notes Class I

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2012 through June 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $387,865,152.

Putnam VT High Yield Fund 15

†Non-income-producing security.

††The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡Security is restricted with regard to public resale. The total market value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $411,120, or 0.1% of net assets.

‡‡Income may be received in cash or additional securities at the discretion of the issuer.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. (Note 1).

R Real Estate Investment Trust.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 6/30/12 (aggregate face value $20,811,356) (Unaudited)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Euro	Sell	7/18/12	$965,690	$952,873	$(12,817)

Barclays Bank PLC

	Euro	Buy	7/18/12	601,690	591,222	10,468

	Euro	Sell	7/18/12	601,690	596,276	(5,414)

	Euro	Sell	8/16/12	601,849	591,369	(10,480)

Citibank, N.A.

	Euro	Buy	7/18/12	115,807	113,744	2,063

	Euro	Sell	7/18/12	115,807	114,207	(1,600)

	Euro	Sell	8/16/12	115,838	113,773	(2,065)

Credit Suisse AG

	Euro	Buy	7/18/12	925,569	909,738	15,831

	Euro	Sell	7/18/12	925,569	912,655	(12,914)

	Euro	Sell	8/16/12	925,814	909,964	(15,850)

Deutsche Bank AG

	Euro	Buy	7/18/12	1,406,389	1,382,061	24,328

	Euro	Sell	7/18/12	1,406,389	1,386,778	(19,611)

	Euro	Sell	8/16/12	1,406,761	1,382,419	(24,342)

Goldman Sachs International

	Euro	Buy	7/18/12	1,023,151	1,005,245	17,906

	Euro	Sell	7/18/12	1,023,151	1,009,433	(13,718)

	Euro	Sell	8/16/12	1,023,421	1,005,512	(17,909)

JPMorgan Chase Bank, N.A.

	Euro	Buy	7/18/12	225,286	221,308	3,978

	Euro	Sell	7/18/12	225,286	222,172	(3,114)

	Euro	Sell	8/16/12	225,345	221,364	(3,981)

State Street Bank and Trust Co.

	Euro	Buy	7/18/12	864,312	848,845	15,467

	Euro	Sell	7/18/12	864,312	853,188	(11,124)

	Euro	Sell	8/16/12	864,540	849,050	(15,490)

UBS AG

	Euro	Buy	7/18/12	847,732	832,904	14,828

	Euro	Sell	7/18/12	847,732	836,105	(11,627)

	Euro	Sell	8/16/12	847,956	833,105	(14,851)

Westpac Banking Corp.

	Euro	Buy	7/18/12	716,864	704,319	12,545

	Euro	Sell	7/18/12	716,864	707,216	(9,648)

	Euro	Sell	8/16/12	717,053	704,511	(12,542)

Total						$(101,683)

16 Putnam VT High Yield Fund

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$741,851	$—	$—

Capital goods	274,208	—	—

Communication services	553,761	—	—

Consumer cyclicals	1,262,892	2,739	22

Consumer staples	937,359	—	87,875

Energy	1,194,305	572,144	—

Financials	237,541	—	—

Health care	27,122	—	—

Total common stocks	5,229,039	574,883	87,897

Convertible bonds and notes	—	2,623,898	—

Convertible preferred stocks	400,444	4,219,537	11

Corporate bonds and notes	—	327,594,104	1

Preferred stocks	—	1,836,746	—

Senior loans	—	24,705,193	—

Warrants	104,468	981	61,243

Short-term investments	14,156,014	—	—

Totals by level	$19,889,965	$361,555,342	$149,152

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(101,683)	$—

Totals by level	$—	$(101,683)	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund 17

Statement of assets and liabilities
6/30/12 (Unaudited)

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $364,588,781)	$367,438,445

Affiliated issuers (identified cost $14,156,014) (Notes 1 and 6)	14,156,014

Dividends, interest and other receivables	6,989,507

Receivable for shares of the fund sold	1,375,658

Receivable for investments sold	1,357,007

Unrealized appreciation on forward currency contracts (Note 1)	117,414

Total assets	391,434,045

Liabilities

Payable to custodian	36,706

Payable for investments purchased	2,666,223

Payable for shares of the fund repurchased	142,439

Payable for compensation of Manager (Note 2)	180,759

Payable for investor servicing fees (Note 2)	65,069

Payable for custodian fees (Note 2)	7,393

Payable for Trustee compensation and expenses (Note 2)	142,661

Payable for administrative services (Note 2)	757

Payable for distribution fees (Note 2)	18,897

Unrealized depreciation on forward currency contracts (Note 1)	219,097

Other accrued expenses	88,892

Total liabilities	3,568,893

Net assets	$387,865,152

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$455,154,659

Undistributed net investment income (Note 1)	12,693,938

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(82,727,092)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	2,743,647

Total — Representing net assets applicable to capital shares outstanding	$387,865,152

Computation of net asset value Class IA

Net assets	$294,758,875

Number of shares outstanding	44,976,772

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$6.55

Computation of net asset value Class IB

Net assets	$93,106,277

Number of shares outstanding	14,304,961

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$6.51

The accompanying notes are an integral part of these financial statements.

18 Putnam VT High Yield Fund

Statement of operations
Six months ended 6/30/12 (Unaudited)

Investment income

Interest (net of foreign tax of $2,976) (including interest income of $7,047 from investments in affiliated issuers) (Note 6)	$15,527,902

Dividends (net of foreign tax of $1,183)	282,916

Total investment income	15,810,818

Expenses

Compensation of Manager (Note 2)	1,145,451

Investor servicing fees (Note 2)	201,286

Custodian fees (Note 2)	10,563

Trustee compensation and expenses (Note 2)	16,396

Administrative services (Note 2)	6,764

Distribution fees — Class IB (Note 2)	131,662

Other	111,939

Total expenses	1,624,061

Expense reduction (Note 2)	(1,617)

Net expenses	1,622,444

Net investment income	14,188,374

Net realized gain on investments (Notes 1 and 3)	1,290,868

Net realized gain on foreign currency transactions (Note 1)	514,776

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(355,958)

Net unrealized appreciation of investments during the period	13,025,745

Net gain on investments	14,475,431

Net increase in net assets resulting from operations	$28,663,805

Statement of changes in net assets

	Six months ended	Year ended
	6/30/12*	12/31/11

Increase (decrease) in net assets

Operations:

Net investment income	$14,188,374	$31,472,058

Net realized gain on investments and foreign currency transactions	1,805,644	7,829,879

Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	12,669,787	(30,272,005)

Net increase	28,663,805	9,029,932

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(23,246,663)	(24,690,837)

Class IB	(8,598,713)	(9,095,385)

Increase (decrease) from capital share transactions (Note 4)	10,569,883	(33,443,712)

Total increase (decrease) in net assets	7,388,312	(58,200,002)

Net assets:

Beginning of period	380,476,840	438,676,842

End of period (including undistributed net investment income of $12,693,938 and $30,350,940, respectively)	$387,865,152	$380,476,840

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund 19

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/12†	$6.61	.24	.25	.49	(.55)	(.55)	$6.55	7.48*	$294,759	.37*	3.58*	26*

12/31/11	7.03	.51	(.37)	.14	(.56)	(.56)	6.61	1.85	283,942.74		7.57	57

12/31/10	6.64	.53	.38	.91	(.52)	(.52)	7.03	14.54	315,694.75		7.91	73

12/31/09	5.00	.47	1.81	2.28	(.64)	(.64)	6.64	50.92	310,578	.73[e]	8.29[e]	63

12/31/08	7.45	.54	(2.33)	(1.79)	(.66)	(.66)	5.00	(26.21)	222,063	.72[e]	8.37[e]	24

12/31/07	7.83	.58	(.33)	.25	(.63)	(.63)	7.45	3.17	360,197	.73[e]	7.67[e]	43

Class IB

6/30/12†	$6.56	.23	.25	.48	(.53)	(.53)	$6.51	7.43*	$93,106	.50*	3.45*	26*

12/31/11	6.97	.49	(.36)	.13	(.54)	(.54)	6.56	1.75	96,535.99		7.34	57

12/31/10	6.60	.51	.37	.88	(.51)	(.51)	6.97	14.04	122,982	1.00	7.67	73

12/31/09	4.96	.46	1.80	2.26	(.62)	(.62)	6.60	50.79	116,853	.98[e]	8.05[e]	63

12/31/08	7.39	.52	(2.31)	(1.79)	(.64)	(.64)	4.96	(26.37)	85,287	.97[e]	8.11[e]	24

12/31/07	7.78	.56	(.34)	.22	(.61)	(.61)	7.39	2.79	152,715	.98[e]	7.42[e]	43

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

12/31/09	0.10%

12/31/08	0.10

12/31/07	0.06

The accompanying notes are an integral part of these financial statements.

20 Putnam VT High Yield Fund

Notes to financial statements 6/30/12 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from January 1, 2012 through June 30, 2012.

Putnam VT High Yield Fund (the fund), is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks high current income, with a secondary objective of capital growth when consistent with achieving high current income, by investing mainly in bonds that are obligations of U.S. companies, are below-investment-grade in quality (some times referred to as “junk bonds”), and have intermediate-to-long-term maturities (three years or longer). The fund may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Putnam VT High Yield Fund 21

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $10,500, 000 on forward currency contracts for the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $101,683 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2011, the fund had a capital loss carryover of $84,268,999 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$11,865,538	$—	$11,865,538	12/31/12

6,791,658	—	6,791,658	12/31/13

728,766	—	728,766	12/31/14

28,491,807	—	28,491,807	12/31/16

36,391,230	—	36,391,230	12/31/17

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $379,008,531, resulting in gross unrealized appreciation and depreciation of $19,495,599 and $16,909,671, respectively, or net unrealized appreciation of $2,585,928.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 29.2% of the fund is owned by accounts of one group of insurance companies.

22 Putnam VT High Yield Fund

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.720%	of the first $5 billion,
0.670%	of the next $5 billion,
0.620%	of the next $10 billion,
0.570%	of the next $10 billion,
0.520%	of the next $50 billion,
0.500%	of the next $50 billion,
0.490%	of the next $100 billion and
0.485%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets, that do not represent the fund’s investments in other Putnam funds, other than Putnam Money Market Liquidity Fund over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $178 under the expense offset arrangements and by $1,439 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $315, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $98,932,228 and $105,708,707, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/12		Year ended 12/31/11		Six months ended 6/30/12		Year ended 12/31/11

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	2,519,106	$16,776,633	3,787,507	$25,726,787	4,788,513	$31,795,554	12,515,180	$82,245,857

Shares issued in connection with
reinvestment of distributions	3,604,134	23,246,663	3,674,232	24,690,838	1,341,453	8,598,713	1,361,585	9,095,385

	6,123,240	40,023,296	7,461,739	50,417,625	6,129,966	40,394,267	13,876,765	91,341,242

Shares repurchased	(4,113,227)	(27,200,443)	(9,423,700)	(63,349,032)	(6,545,326)	(42,647,237)	(16,793,809)	(111,853,547)

Net increase (decrease)	2,010,013	$12,822,853	(1,961,961)	$(12,931,407)	(415,360)	$(2,252,970)	(2,917,044)	$(20,512,305)

Putnam VT High Yield Fund 23

Note 5 — Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange contracts	Receivables	$117,414	Payables	$219,097

Equity contracts	Investments, Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation	166,692	Unrealized depreciation	—

Total		$284,106		$219,097

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments
under ASC 815	Forward currency contracts	Total

Foreign exchange contracts	$529,403	$529,403

Total	$529,403	$529,403

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments
under ASC 815	Warrants*	Forward currency contracts	Total

Foreign exchange contracts	$—	$(361,223)	$(361,223)

Equity contracts	(8,463)	—	(8,463)

Total	$(8,463)	$(361,223)	$(369,686)

*For the reporting period, the transaction volume for warrants was minimal.

Note 6 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $7,047 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $71,737,123 and $66,406,602, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7 — Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

Note 9 — New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011-04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011-04 will not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the fund’s financial statements.

24 Putnam VT High Yield Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2012. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to

Putnam VT High Yield Fund 25

all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper VP (Underlying Funds) — High Yield Current Funds) for the one-year, three-year and five-year periods ended December 31, 2011 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

4th	2nd	2nd

Over the one-year, three-year and five-year periods ended December 31, 2011, there were 123, 107 and 97 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

26 Putnam VT High Yield Fund

The Trustees, while noting that your fund’s investment performance over the three- and five-year period ended December 31, 2011 had been favorable, expressed concern about your fund’s fourth quartile performance over the one-year period ended December 31, 2011, and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s view that the fund’s underperformance over the one-year period was due in significant part to the fund’s overweight exposures to B- and CCC-rated securities, which proved detrimental, and to poor stock selection.

The Trustees noted that Putnam Management remained confident in the portfolio managers and their investment process based, among other things, on the fund’s strong performance over longer periods. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. In particular, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Putnam VT High Yield Fund 27

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28 Putnam VT High Yield Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Ravi Akhoury
Boston, MA 02109	P.O. Box 8383	Barbara M. Baumann
	Boston, MA 02266-8383	Charles B. Curtis
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		John A. Hill
57–59 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1LD	State Street Bank and Trust Company	Elizabeth T. Kennan
Kenneth R. Leibler
Marketing Services	Legal Counsel	Robert E. Patterson
Putnam Retail Management	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109		W. Thomas Stephens

Putnam VT High Yield Fund 29

This report has been prepared for the shareholders	H511
of Putnam VT High Yield Fund.	275802 8/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 28, 2012